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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 12, 2004 relating to the financial statements, which appears in the 2003 Annual Report to Shareholders of SunTrust Banks, Inc., which is incorporated by reference in SunTrust Banks, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers LLC
Atlanta, Georgia
April 20, 2004